Exhibit 99.1

Meru Networks Reports Fourth Quarter and Full Year 2014 Financial Results

•	Restructuring Program Nearly Complete

•	First Wi-Fi vendor to offer dual radio .11ac “wall plate” access point

SUNNYVALE, Calif., February 9, 2015 – Meru Networks, Inc. (NASDAQ:MERU), a leader in intelligent Wi-Fi networking and the only wireless LAN vendor to have received certification of OpenFlow™ conformance, today announced its financial results for the fourth quarter and full year ended December 31, 2014.

Fourth Quarter 2014 Financial Results

Total revenues for the fourth quarter of 2014 were $21.7 million, down 28% from $30.2 million in the fourth quarter of 2013. Product revenues for the fourth quarter of 2014 were $16.9 million, down 33% from the $25.3 million reported in the fourth quarter of 2013.

Net loss as reported in accordance with GAAP was $5.2 million for the fourth quarter of 2014, or a net loss of ($0.22) per basic and diluted share, compared to a net loss of $2.1 million, or a net loss of ($0.09) per basic and diluted share, for the same period of 2013.

Meru reported a fourth quarter 2014 non-GAAP net loss of $4.0 million, or ($0.17) loss per basic and diluted share, compared to a non-GAAP net loss of $0.1 million, or ($0.00) loss per basic and diluted share, for the same period of 2013. Non-GAAP results for the fourth quarter of 2014 exclude the impact of stock-based compensation expense of $1.2 million. Non-GAAP results for the fourth quarter of 2013 exclude the impact of stock-based compensation expense of $2.0 million and the amortization of other intangibles of $0.1 million. Please refer to the reconciliation of Meru’s GAAP to non-GAAP results provided at the end of this release.

Full Year 2014 Financial Results

Revenues for the year ended December 31, 2014 were $90.9 million, a decrease of 14% from $105.7 million in 2013. Products revenues for 2014 were $72.0 million, down 17% from the $87.2 million reported in 2013. Net loss as reported in accordance with GAAP for 2014 was $20.9 million, or ($0.89) per basic and diluted share, compared to a net loss of $12.4 million, or ($0.57) per basic and diluted share in 2013.

Non-GAAP net loss for 2014 was $14.4 million, or ($0.61) loss per basic and diluted share, compared to non-GAAP net loss of $5.4 million, or ($0.25) loss per basic and diluted share in 2013. Non-GAAP results for 2014 exclude the impact of stock-based compensation expense of $5.6 million, restructuring costs of $0.7 million, and amortization of other intangibles and amortization of the fair value of a common stock warrant issued in connection with debt financing totaling $0.2 million. Non-GAAP results for 2013 exclude stock-based compensation expense of $6.5 million, and amortization of acquisition-related intangibles and amortization of the fair value of a common stock warrant issued in connection with debt financing totaling $0.4 million.

“2014 was a challenging year for Meru, impacted heavily by the lack of E-rate funding for K-12 schools in the U.S. It was also a year of investment in new products and new services, designed to position us for growth,” said Dr. Bami Bastani, president and CEO of Meru Networks. “To accelerate our path to profitability we have restructured the company, added Tier 1 distributors, and supplemented our product portfolio to appeal to the faster growing segments of the market. We have the highest performing 802.11ac product portfolio, we recently announced the Meru app store, and tomorrow we will launch Meru XPress Cloud, serving the SME market.”

Conference Call Information

Meru will host a conference call for analysts and investors to discuss its fourth quarter and full year 2014 results today, February 9, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). To join the live call, individuals may do so by dialing (877) 852-2926 for domestic callers and (253) 237-1123 for international callers. The conference ID for the call is 62184717.

The live and archived webcast of the fourth quarter 2014 financial results conference call will also be available at the investor relations section of Meru’s website at http://investors.merunetworks.com.

About Meru Networks

Meru Networks (NASDAQ: MERU) is a leader in intelligent 802.11ac Wi-Fi solutions delivering uninterrupted user experience for education, healthcare, hospitality and enterprise. The Meru open-standards-based architecture is designed to enable unified management of wired and wireless networks. Its end-to-end application QoS enables enforceable service-level agreements. Meru provides top performance and high capacity in high-density environments. Visit www.merunetworks.com or call (408) 215-5300 for more information.

©2015 Meru Networks. Meru and Meru Networks are registered trademarks and the Meru logo is a trademark of Meru Networks, Inc. in the United States. OpenFlow™ is a trademark of the Open Networking Foundation.

Cautionary Statement Regarding Forward Looking Statements

All statements other than statements of historical facts are statements that can be deemed forward-looking statements, including any statements of expectations or beliefs. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements. Risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include, among others: business and economic conditions and growth trends in the networking industry, our vertical markets and various geographic regions; competition in the industry; our future capital needs may change; changes in overall information technology spending; failure to develop new products; and those risks and uncertainties described in documents filed with or furnished to the Securities and Exchange Commission (“SEC”) by Meru, including under the caption “Risk Factors” in Meru’s Quarterly Report on Form 10-Q filed with the SEC on October 30, 2014, and any subsequent reports filed with the SEC. All forward-looking statements in this press release are based on information available to Meru as of the date hereof, and Meru assumes no obligation to update these forward-looking statements, except as required by law.

Non-GAAP Financial Measures

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company believes it is appropriate to report certain non-GAAP financial measures.

The Company’s non-GAAP financial measures include the adjustments as follows:

•	Stock-Based Compensation. When evaluating the performance of its consolidated results, Meru does not consider stock-based compensation charges. Likewise, the Meru management team excludes stock-based compensation expense from its operating plans. In contrast, the Meru management team is held accountable for cash-based compensation and such amounts are included in its operating plans. Further, when considering the impact of equity award grants, Meru places a greater emphasis on overall stockholder dilution rather than the accounting charges associated with such grants. Meru believes it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of its business.

•	Restructuring Costs. The Company excludes restructuring costs because such charges are isolated one-time charges and the Company does not expect them to recur in the ordinary course of its business. The Company further believes those charges are not directly related to its ongoing business results and do not reflect expected future operating expenses.

•	Amortization of intangible assets. The Company excludes amortization of acquired intangible assets because it is non-cash in nature and because the Company believes that the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance and liquidity. In addition, excluding this item from various non-GAAP measures facilitates internal comparisons to historical operating results and comparisons to competitors’ operating results.

•	Amortization of a common stock warrant issued in connection with debt financing. The Company excludes amortization of a common stock warrant issued in connection with debt financing when evaluating the performance of its consolidated results because the Company believes these costs are unusual in nature and the Company does not expect them to recur in the ordinary course of its business. The Company further believes these costs are unrelated to the ongoing operation of the business in the ordinary course.

The Company’s non-GAAP financial measures include the following:

•	Non-GAAP net loss - Non-GAAP net loss is net loss as reported on the Company’s condensed consolidated statements of operations, excluding the impact of stock-based compensation expense, restructuring costs, amortization of intangible assets related to the Company’s acquisition of Identity Networks and amortization of the fair value of a common stock warrant issued in connection with debt financing.

•	Non-GAAP net loss per share of common stock, basic and diluted - Non-GAAP net loss per share of common stock, basic and diluted is net loss per share of common stock, basic, as reported on the Company’s condensed consolidated statements of operations excluding the impact of stock-based compensation expense, restructuring costs, amortization of intangible assets related to the Company’s acquisition of Identity Networks, and amortization of the fair value of a common stock warrant issued in connection with debt financing.

•	Non-GAAP Gross margin - Non-GAAP Gross margin is gross margin as reported on the Company’s condensed consolidated statements of operations excluding the impact of stock-based compensation expense and amortization of intangible assets related to the Company’s acquisition of Identity Networks.

•	Non-GAAP loss from operations - Non-GAAP loss from operations is loss from operations as reported on the Company’s condensed consolidated statements of operations, excluding impact of stock-based compensation expense, restructuring costs, and amortization of intangible assets related to the Company’s acquisition of Identity Networks.

Meru believes that its non-GAAP measures provide useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations. Meru also believes the non-GAAP measures provide useful supplemental information for investors to evaluate its operating results in the same manner as the research analysts that follow Meru, all of whom will present non-GAAP projections in their published reports. As such, the non-GAAP measures provided by Meru facilitate a more direct comparison of its performance with the financial projections published by the analysts as well as its competitors, many of whom report financial results on a non-GAAP basis. The economic substance behind Meru’s decision to use such non-GAAP measures is that such measures approximate its controllable operating performance more closely than the most directly comparable GAAP financial measures. For example, Meru’s management has no control over certain variables that have a major influence in the determination of stock-based compensation such as the volatility of its stock price and changing interest rates. In addition, Meru’s management does not consider the amortization of intangible assets related to the Company’s acquisition of Identity Networks relevant when comparing its performance to prior periods. Meru believes that all of these excluded expenses do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred, even though these excluded items may be incurred and reflected in Meru’s GAAP financial results.

The material limitation associated with the use of non-GAAP financial measures is that the non-GAAP measures may not reflect the full economic impact of Meru’s activities. Meru’s non-GAAP measures may be calculated differently than non-GAAP financial information disclosed by other companies. Accordingly, investors are cautioned not to place undue reliance on non-GAAP information.

Investor contact:

Ed Keaney

Market Street Partners

(415) 445-3238

ir@merunetworks.com

MERU NETWORKS, INC.

Condensed Consolidated Balance Sheets

(Unaudited)

(In thousands)

	December 31,	December 31,
	2014	2013
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$14,881	$30,938
Accounts receivable, net	11,891	17,088
Inventory	8,982	7,230
Prepaid expenses and other current assets	1,502	998

Total current assets	37,256	56,254
Property and equipment, net	1,879	2,451
Goodwill	1,658	1,658
Intangible assets, net	—	140
Other assets	1,937	1,934

TOTAL ASSETS	$42,730	$62,437

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$7,902	$6,139
Accrued liabilities	10,223	12,535
Long-term debt, current portion	2,803	3,718
Deferred revenue, current portion	12,781	13,730

Total current liabilities	33,709	36,122
Long-term debt, net of current portion	—	2,797
Deferred revenue, net of current portion	6,886	5,876
Other liabilities	38	1,387

Total liabilities	40,633	46,182

STOCKHOLDERS’ EQUITY:
Preferred stock	—	—
Common stock	12	11
Additional paid-in capital	289,023	282,168
Accumulated other comprehensive loss	(688)	(553)
Accumulated deficit	(286,250)	(265,371)

Total stockholders’ equity	2,097	16,255

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$42,730	$62,437

MERU NETWORKS, INC.

Condensed Consolidated Statements of Operations

(Unaudited)

(In thousands, except for share and per share amounts)

	Three months ended		Years ended
	December 31,		December 31,
	2014	2013	2014	2013
REVENUES:
Products	$16,883	$25,269	$71,950	$87,179
Support and services	4,822	4,891	18,941	18,476
Ratable products and services	—	1	—	92

Total revenues	21,705	30,161	90,891	105,747

COSTS OF REVENUES:
Products	7,213	9,009	27,629	30,260
Support and services	1,820	1,631	7,472	7,148
Ratable products and services	—	—	—	47

Total costs of revenues *	9,033	10,640	35,101	37,455

Gross margin	12,672	19,521	55,790	68,292

OPERATING EXPENSES:
Research and development *	4,618	4,331	19,844	15,719
Sales and marketing *	10,291	13,554	43,336	49,628
General and administrative *	2,644	3,242	11,688	12,856

Total operating expenses	17,553	21,127	74,868	78,203

Loss from operations	(4,881)	(1,606)	(19,078)	(9,911)
Interest expense, net *	(255)	(433)	(1,242)	(2,010)
Other income (expense), net	29	25	(40)	(2)

Loss before provision for income taxes	(5,107)	(2,014)	(20,360)	(11,923)
Provision for income taxes	141	119	519	443

Net loss	$(5,248)	$(2,133)	$(20,879)	$(12,366)

Net loss per share of common stock, basic and diluted	$(0.22)	$(0.09)	$(0.89)	$(0.57)

Shares used in computing net loss per share of common stock, basic and diluted	23,955,231	22,793,555	23,525,868	21,800,236

* Includes stock-based compensation expense (1) as follows:
Costs of revenues	$84	$116	$353	$301
Research and development	216	294	929	839
Sales and marketing	404	744	2,081	2,309
General and administrative	531	841	2,384	3,097

	$1,235	$1,995	$5,747	$6,546

(1) This table includes $147,000 of stock-based compensation related to restructuring in the quarter ended March 31, 2014.

* Includes restructuring costs (2) as follows:
Research and development	$—	$—	$43	$—
Sales and marketing	—	—	355	—
General and administrative	—	—	140	—

	$—	$—	$538	$—

(2) This table excludes $147,000 of stock-based compensation related to restructuring in the quarter ended March 31, 2014.

* Includes amortization of acquisition-related intangible assets as follows:
Costs of revenues	$—	$53	$140	$210
Sales and marketing	—	—	—	53

	$—	$53	$140	$263

* Includes amortization of common stock warrant issued in connection with debt financing as follows:
Interest expense, net	$16	$34	$90	$159

MERU NETWORKS, INC.

GAAP to Non-GAAP Reconciliation

(Unaudited)

(In thousands, except share and per share amounts)

	Three months ended		Years ended
	December 31,		December 31,
	2014	2013	2014	2013
GAAP net loss	$(5,248)	$(2,133)	$(20,879)	$(12,366)
Plus:
a) Stock-based compensation	1,235	1,995	5,600	6,546
b) Stock-based compensation associated with restructuring	—	—	147	—
c) Restructuring costs	—	—	538	—
d) Amortization of acquisition-related intangible assets	—	53	140	263
e) Amortization of common stock warrant issued in connection with debt financing	16	34	90	159

Non-GAAP net loss	$(3,997)	$(51)	$(14,364)	$(5,398)

GAAP net loss per share of common stock, basic	$(0.22)	$(0.09)	$(0.89)	$(0.57)
Plus:
a) Stock-based compensation	0.05	0.09	0.24	0.30
b) Stock-based compensation associated with restructuring	—	—	0.01	—
c) Restructuring costs	—	—	0.02	—
d) Amortization of acquisition-related intangible assets	—	—	0.01	0.01
e) Amortization of common stock warrant issued in connection with debt financing	—	—	—	0.01

Non-GAAP net loss per share of common stock, basic and diluted	$(0.17)	$—	$(0.61)	$(0.25)

Shares used in computing basic and diluted non-GAAP net loss per share of common stock	23,955,231	22,793,555	23,525,868	21,800,236
GAAP gross margin	$12,672	$19,521	$55,790	$68,292

Plus:
Stock-based compensation	84	116	353	301
Amortization of acquisition-related intangible assets	—	53	140	210

Non-GAAP gross margin	$12,756	$19,690	$56,283	$68,803

GAAP loss from operations	$(4,881)	$(1,606)	$(19,078)	$(9,911)

Plus:
Stock-based compensation	1,235	1,995	5,600	6,546
Stock-based compensation associated with restructuring	—	—	147	—
Restructuring costs	—	—	538	—
Amortization of acquisition-related intangible assets	—	53	140	263

Non-GAAP income (loss) from operations	$(3,646)	$442	$(12,653)	$(3,102)

MERU NETWORKS, INC.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

(In thousands)

	Years ended
	December 31,
	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(20,879)	$(12,366)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,553	1,551
Stock-based compensation	5,747	6,546
Accrued interest on long-term debt	555	839
Amortization of issuance costs	128	226
Bad debt expense	146	22
Loss on disposal of fixed assets	51	—
Changes in operating assets and liabilities:
Accounts receivable	5,050	(2,089)
Inventory	(1,753)	1,622
Prepaid expenses and other assets	(532)	(128)
Accounts payable	1,758	3,112
Accrued liabilities and other liabilities	(3,573)	(995)
Deferred revenue	61	1,315

Net cash used in operating activities	(11,688)	(345)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(909)	(1,403)

Net cash used in investing activities	(909)	(1,403)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the issuance of common stock, net of offering costs	—	12,574
Proceeds from exercise of stock options	497	255
Proceeds from employee stock purchase plan	971	786
Taxes paid related to net share settlement of equity awards	(971)	(268)
Repayment of long-term debt	(3,840)	(3,407)

Net cash provided by (used in) financing activities	(3,343)	9,940

Effect of exchange rate changes on cash and cash equivalents	(117)	(109)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(16,057)	8,083
CASH AND CASH EQUIVALENTS — Beginning of period	30,938	22,855

CASH AND CASH EQUIVALENTS — End of period	$14,881	$30,938